Report Name - 10F-3

Fund - SmB Small Cap Growth Fund

                                Period : 04/01/05 through 09/30/05


                                    ID : 588
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 660.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.002%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          15,340.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 646
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 360.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.001%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          15,640.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 647
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 200.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.001%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          15,800.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 645
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 32,500.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.202%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :          70,000.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 677
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 1,250.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.008%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :         101,250.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 600
                           Issuer Name : Hanover Compressor (HC)
                            Trade Date : 08/09/05
                        Selling Dealer : CS FIRST BOSTON
                Total Shares Purchased : 125,000.00
                        Purchase Price : 14.25
                    % Received by Fund : 1.093%
                        % of Issue (1) : 1.093%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :      11,440,000.00
          Total Received All Funds (2) :         125,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Hanover Compressor (HC)
                            Trade Date : 08/09/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Calyon Securities USA Inc
                                         Citigroup
                                         Scotia Capital Inc
                                         Wachovia Securities Inc
                         Selling Group : N/A